SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement            [_] Confidential, for Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted by
[_]  Definitive Additional Materials            Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     (ss.)240.14a-11(c) or (ss.)240.14a-12

                          Buckhead America Corporation
                (Name of Registrant as Specified In Its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction: 5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                            NOTICE OF ANNUAL MEETING
                               AND PROXY STATEMENT
                            ------------------------

                          BUCKHEAD AMERICA CORPORATION
                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 20, 2002

                                     [LOGO]

                              7000 CENTRAL PARKWAY
                                    SUITE 850
                             ATLANTA, GEORGIA 30328

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 20, 2002


TO THE STOCKHOLDERS OF
BUCKHEAD AMERICA CORPORATION:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BUCKHEAD AMERICA CORPORATION ("Buckhead") will be held at the Central Park Conference Center, 7000 Central Parkway, Suite 354, Atlanta, Georgia 30328 on June 20, 2002 at 11:00 a.m. (E.D.T.), for the following purposes:

     1.   To elect five  directors  to serve  until the next  annual  meeting of
          stockholders   and  until  their   successors  are  elected  and  have
          qualified.

     2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The proxy statement dated May 17, 2002, is attached. Only record holders of Buckhead's common stock at the close of business on May 10, 2002, will be eligible to vote at the meeting.

     If you are not able to attend the meeting, please execute, complete, date and return the proxy in the enclosed envelope. If you attend the meeting, you may revoke the proxy and vote in person.

                               By Order of the Board of Directors:


                                /s/ Robert B. Lee

                               ROBERT B. LEE
                               Secretary

Date: May 17, 2002

     A copy of the Annual Report to Stockholders of Buckhead America Corporation for the year ended December 31, 2001 containing financial statements is enclosed.

                                     [LOGO]

                              7000 CENTRAL PARKWAY
                                    SUITE 850
                             ATLANTA, GEORGIA 30328

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 20, 2002


                               GENERAL INFORMATION

     This proxy statement is furnished in connection with the solicitation by the Board of Directors of Buckhead America Corporation, a Delaware corporation ("Buckhead") of proxies for use at the 2002 Annual Meeting of Stockholders to be held on June 20, 2002 at 11:00 a.m. (E.D.T.), at the Central Park Conference Center, 7000 Central Parkway, Suite 354, Atlanta, Georgia 30328.

     This proxy statement and the accompanying form of proxy are being first mailed to stockholders on or about May 21, 2002. The stockholder giving the proxy may revoke it at any time before it is exercised at the meeting by: (i) delivering to the Secretary of Buckhead a written instrument of revocation bearing a date later than the date of the proxy; (ii) duly executing and delivering to the Secretary a subsequent proxy relating to the same shares; or
(iii) attending the meeting and voting in person; however, attendance at the meeting will not in and of itself constitute revocation of a proxy. Any proxy which is not revoked will be voted at the annual meeting in accordance with the stockholder's instructions. If a stockholder returns a properly signed and dated proxy card but does not mark any choices on one or more items, his or her shares will be voted in accordance with the recommendations of the Board of Directors as to such items. The proxy card gives authority to the proxies to vote shares in their discretion on any other matter properly presented at the annual meeting.

     Proxies will be solicited from Buckhead's stockholders by mail. Buckhead will pay all expenses in connection with the solicitation, including postage, printing and handling, and the expenses incurred by brokers, custodians, nominees and fiduciaries in forwarding proxy material to beneficial owners. Buckhead may employ a proxy solicitation firm to solicit proxies in connection with the annual meeting and Buckhead estimates that the fee payable for such services will be less than $10,000. It is possible that directors, officers and regular employees of Buckhead may make further solicitation personally or by telephone, telegraph or mail. Directors, officers and regular employees of Buckhead will receive no additional compensation for any such further solicitation.

     Only stockholders of record of Buckhead's common stock at the close of business on May 10, 2002 (the "Record Date"), are entitled to notice of, and to vote at, the annual meeting. On the Record Date, Buckhead had outstanding a total of 2,015,885 shares of common stock, excluding a total of 97,996 shares of treasury stock held by Buckhead, which are not entitled to vote. Each such share will be entitled to one vote, non-cumulative, on each matter to be considered at the annual meeting. A majority of the outstanding shares of common stock, present in person or represented by proxy at the annual meeting, will constitute a quorum for the transaction of business at the annual meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

     Votes cast by proxy or in person at the annual meeting will be counted by the persons appointed by Buckhead to act as election inspectors for the meeting. Prior to the meeting, the inspectors will sign an oath to perform their duties in an impartial manner and to the best of their abilities. The inspectors will ascertain the number of shares outstanding and the voting power of each of such shares, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law.

     Nominees for election as directors will be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. Accordingly, the five nominees receiving the highest vote totals will be elected as directors of Buckhead at the annual meeting. It is expected that shares beneficially held by officers and directors of Buckhead, which in the aggregate represent approximately 35.4% of the outstanding shares of common stock, will be voted in favor of each proposal. With respect to election of directors, abstentions, votes "withheld" and broker non-votes will be disregarded and have no effect on the outcome of the vote. There are no rights of appraisal or similar dissenter's rights with respect to any matter to be acted upon pursuant to this proxy statement.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors of Buckhead recommends a vote FOR the election of each of the nominees named below for election as director.

ELECTION OF DIRECTORS

     The proxy holders intend to vote FOR election of the nominees named below as directors of Buckhead, unless otherwise specified in the proxy. Directors of Buckhead elected at the annual meeting to be held on June 20, 2002 will hold office until the next annual meeting or until their successors are elected and qualified.

         Each of the nominees has consented to serve on the Board of Directors, if elected. Should any nominee for the office of director become unable to accept nomination or election, which is not anticipated, it is the intention of the persons named in the proxy, unless otherwise specifically instructed in the proxy, to vote for the election of such other person as the Board of Directors may recommend.

         The name and age of each nominee, his principal occupation, and the period during which such person has served as a director are set forth below:


                             SERVICE AS
NAME OF NOMINEE       AGE    DIRECTOR        POSITION

Douglas C. Collins    49     Since 1995      Chairman of the Board of Directors, President, Chief
                                             Executive Officer and Treasurer
Robert B. Lee         47     Since 1997      Senior Vice President, Chief Financial Officer, Secretary
                                             and Director
David C. Glickman     39     Since 1999      Director

David B. Mumford      43     Since 1999      Director

Steven A. Van Dyke    42     Since 1997      Director


     Douglas C. Collins. Mr. Collins became President and Chief Executive Officer of Buckhead in December 1992, became a director of Buckhead in May 1995 and became Chairman of the Board of Directors in March 1999. Prior to joining Buckhead, Mr. Collins served as President of Days Inns from February 1992 through September 1992 and Director of Days Inns from September 1992 through November 1992. Mr. Collins served as Senior Vice President and Chief Financial Officer of Days Inns from August 1990 through February 1992, after serving as President of Imperial Hotels Corporation, a hotel chain owner and operator, from April 1988 until May 1990. Mr. Collins joined Imperial Hotels Corporation in August, 1980, serving as Vice President of Finance and Development from June 1984 to April 1988.

     Robert B. Lee. Mr. Lee became Secretary of Buckhead in December 1992 and became Vice President and Chief Financial Officer in July 1993. Mr. Lee was named Senior Vice President of Buckhead in May 1996 and became a director in June 1997. Prior to joining Buckhead, Mr. Lee served as the Corporate Controller of Days Inns from October 1990 until December 1992. Prior to that, Mr. Lee functioned in numerous capacities up to senior manager in the accounting and audit practice of KPMG LLP from December 1979 to October 1990.

     David C. Glickman. Mr. Glickman became a director of Buckhead in 1999. Mr. Glickman is a principal in Sedgewick Venture Capital, a venture capital and advisory firm. From March 1999 to February 2002, he was a Senior Vice President and Partner of Roulston & Company, a firm which provides financial management services to individuals and institutions, and prior to that he was an Associate Director with Bear Stearns & Co., Inc., an investment banking firm, and had served in that capacity for more than the last five years.

     David B. Mumford. Mr. Mumford became a director of Buckhead in 1999. He is the President of Mumford Company, Inc., a national leader in the brokerage of hotel real estate, and has served in that capacity for more than the last five years.

     Steven A. Van Dyke. Mr. Van Dyke became a director of Buckhead in 1997. Mr. Van Dyke is the President and Chief Executive Officer of Bay Harbour Management, L.C. ("Bay Harbour"), formerly known as Tower Investment Group, Inc. and has served in that capacity for more than the last five years. Bay Harbour is an investment advisor and manages multimillion-dollar private equity and debt funds.


                    INFORMATION ABOUT THE BOARD OF DIRECTORS

         MEETINGS OF THE BOARD OF DIRECTORS--During 2001 there were six meetings of the Board of Directors. Each incumbent director attended at least 75% of all meetings of the Board of Directors.

         DIRECTOR COMPENSATION--All non-employee directors of the Board of Directors of Buckhead are entitled to be paid an annual fee of $12,000 for service on the Board of Directors and a fee of $750 for each Board meeting attended. Directors are entitled to reimbursement of their traveling costs and other out-of-pocket expenses incurred in attending Board and Committee meetings.

         In December 2001, the Board of Directors voted unanimously to suspend indefinitely the payment of all annual and meeting fees.

         The non-employee directors serve informally as the Compensation Committee. In determining compensation levels of the executive officers, the committee takes into consideration the Company's performance and financial condition, compensation levels for comparable positions in peer companies as indicated in surveys published in various trade publications, and other factors as deemed relevant. In prior periods, bonus formulas were based on growth targets (new franchises) and profitability targets (EPS). Given the Company's recent performance and financial condition, bonus plans were eliminated during 2001. Also, no common stock options were granted during 2001. Lastly, certain executive positions were eliminated.

         In May 2002, the Board of Directors formed an Independent Special Committee which shall investigate, review, consider and make recommendations to the Board of Directors with regard to restructuring and recaptialization alternatives for the Company. Such activities shall take into account all relevant factors, including, without limitation, the Company's business and financial circumstances and the best interest of its creditors, customers, employees, and equity holders. The current sole member of the Independent Special Committee is David C. Glickman.

         The Board of Directors formed an Audit Committee in May 2000. The Audit Committee is responsible for (i) reviewing the Company's financial results and the scope and results of audits; (ii) evaluating the Company's system of internal controls and meeting with independent public accountants and appropriate Company financial personnel concerning the Company's system of internal controls; (iii) recommending to the Board of Directors the appointment of the independent public accountants; and (iv) evaluating the Company's financial reporting activities and the accounting standards and principles followed. The current members of the Audit Committee are David C. Glickman,

David B. Mumford and Steven A. Van Dyke. During 2001, the Audit Committee held two meetings and also took action by written consent.

REPORT OF THE AUDIT COMMITTEE

     The following Report of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission (the "Commission") or subject to Regulations 14A or 14C of the Commission or to the liabilities of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, notwithstanding any general incorporation by reference of this Proxy Statement into any other document.

     The Board of Directors maintains an Audit Committee comprised of at least three of the Company's outside directors. The Board of Directors and the Audit Committee believes that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition as currently in effect, including the requirement that audit committee members be "independent directors" as that term is defined by NASD Rule 4200(a)(14). Mr. Mumford, who is not "independent", is defined by such rule (see CERTAIN TRANSACTIONS), is a member of the Audit Committee pursuant to NASD Rule 4350(d)(2)(B). The Board of Directors has determined that his membership on the committee is in the best interests of the corporation and its shareholders since the Company's Audit Committee Charter requires that at least three non-employee directors serve on the committee and of the five current board members, two are current employees and therefore ineligible.

     The Board has adopted a written Charter of the Audit Committee. The Audit Committee oversees the Company's financial process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of the financial statements with United States generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2001 with management and the independent auditors, including without limitation, a discussion with the independent auditors of the matters required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent."

     In reliance on the reviews and discussion referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with Securities and Exchange Commission.

                                 AUDIT COMMITTEE
                                David C. Glickman
                                David B. Mumford
                               Steven A. Van Dyke

     The Company incurred the following fees for services performed by KPMG LLP in 2001:

AUDIT FEES

     Fees for the year 2001 audit and the review of Forms 10-Q in 2001 were $111,000 of which an aggregate amount of $21,000 had been billed through December 31, 2001.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEE

     KPMG LLP did not render any services related to financial information systems design and implementation for the year ended December 31, 2001.

ALL OTHER FEES

     Aggregate fees billed for all other services rendered by KPMG LLP for the year ended December 31, 2001 were less than $5,000.

     The Audit Committee considered whether the payments made to its independent accountants for non-audit services for 2001 are compatible with maintaining such auditors' independence.

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid by Buckhead to the Chief Executive Officer, and the other executive officers whose salary and bonus for 2001exceeded $100,000 ("Named Executive Officers") for the years ended December 31, 2001, 2000 and 1999.


                                                                                     LONG-TERM
                                                                                   COMPENSATION
                                                                                      AWARDS
                                                                                     SECURITIES
                                                                  ANNUAL            UNDERLYING
                                          YEAR ENDED            COMPENSATION         OPTIONS/           ALL OTHER
       NAME AND PRINCIPAL POSIITON        DECEMBER 31,     SALARY (5)   BONUS(5)      SARs(#)         COMMPENSATION($)
       ---------------------------        ------------     ----------   --------      -------         ----------------

       Douglas C. Collins                     2001        $  300,000     19,944           -          $     7,003(b)
           Chief Executive                    2000           280,000     74,662      20,000                9,133
           Officer                            1999           260,000    158,265      17,000                8,600


       Robert B. Lee                          2001           139,800      5,609           -                6,637(c)
           Chief Financial                    2000           130,500     15,811      13,000                3,292
           Officer                            1999           121,275     39,868      11,000                8,531


       William J. Selesky (a)                 2001            87,500     20,152           -
           Chief Operating                    2000            14,494      2,000       5,000
           Officer - Lodge
           Keeper Group


(a) Mr. Selesky's employment with Buckhead America Corporation began on October 31, 2000.

(b) Employer's portion of 401(k) contribution ($3,825) and non-qualified deferred compensation plan ($3,178).

(c) Employer's portion of 401(k) contribution ($3,109) and non-qualified deferred compensation plan ($3,528).

OPTION GRANTS TABLE

     No common stock options or stock appreciation rights were granted to the named executive officers during the year ended December 31, 2001.

OPTION EXERCISES AND YEAR-END VALUE TABLE

     The following table sets forth the number and year-end value of unexercised options granted to the Named Executive Officers as of December 31, 2001. No options were exercised by the Named Executive Officers during 2001.

                         2001 YEAR-END OPTION VALUES

                         NUMBER OF SHARES OF             VALUE OF UNEXERCISED
                       COMMON STOCK UNDERLYING          IN-THE-MONEY OPTIONS AT
                       UNEXERCISED OPTIONS AT                    YEAR-
                            YEAR-END (#)                      END ($)(1)
                     ----------------------------     --------------------------

NAME                  EXERCISABLE/UNEXERCISABLE        EXERCISABLE/UNEXERCISABLE
-------------------- ----------------------------     --------------------------

Douglas C. Collins      101,333         6,667       $        0             0
Robert B. Lee            54,667         4,333                0             0
William J. Selesky        3,333         1,667                0             0


---------------------

(1) Calculated based on the $1.00 closing sale price on The Nasdaq Stock Market of the underlying securities on December 31, 2001

 EQUITY COMPENSATION PLAN INFORMATION

     The following chart gives aggregate information regarding grants under all equity compensation plans of the Company through December 31, 2001.


                                                                                                      Number of securities
                                                                                                       remaining available
                                                Number of securities        Weighted-average         for future issuance and
                                                  to be issued upon         exercise price of          equity compensation
                                                     exercise of               outstanding               plans (excluding
                                                outstanding options,            options,               securities reflected
              Plan category                      warrants and rights       warrants and rights            in 1st column)
------------------------------------------      ----------------------     --------------------      -------------------------

Equity  compensation  plans  approved  by
securityholders (1)                                    310,000             $          5.42                   148,667

Equity  compensation  plans not  approved
by securityholders                                       -0-                                                   -0-
                                                ----------------------     --------------------      -------------------------

Total                                                  310,000             $          5.42                   148,667
                                                ======================     ====================      =========================

----------------

(1) Represents options granted under the 1995, 1997, 1998, 1999and 2000 Employee Stock Option Plans, each of which was approved by shareholders.

                                PERFORMANCE GRAPH

     Set forth below is a line-graph presentation comparing the cumulative stockholder return on the Company's Common Stock, on an indexed basis, against cumulative total returns of the Nasdaq Stock Market (U.S. Companies) and a "peer group" selected by management of the Company. The peer group selected for inclusion in this proxy statement includes Alpha Hospitality Corp., Arlington Hospitality, Inc., Host Funding, Hudson Hotels Corp., Prime Hospitality Corp., and ShoLodge, Inc. (collectively, the "Peer Group Companies"). Alpha, Arlington and ShoLodge have securities traded on the Nasdaq Stock Market. Prime Hospitality has securities traded on the New York Stock Exchange. Host Funding and Hudson Hotels have securities traded on the OTC Bulletin Board. The Peer Group Companies were selected because lodging is s significant component of their business and they had been utilized as a basis for comparison with the Company in reports by management. The returns for the peer group were weighted according to each issuer's market capitalization. The Performance Graph shows total return on investment for the period beginning December 31, 1996 and ending December 31, 2001.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
       AMONG BUCKHEAD AMERICA CORPORATION, THE NASDAQ STOCK MARKET (U.S.)
                             INDEX AND A PEER GROUP

                                [GRAPH OMITTED]

                                                                     Cumulative Total Return
                                             ------------------------------------------------------------------------
                                                     1996        1997        1998        1999        2000       2001


BUCKHEAD AMERICA CORPORATION                       100.00      110.68       73.79       86.42       56.31      15.53
NASDAQ STOCK MARKET (U.S.)                         100.00      122.48      172.68      320.89      193.01     153.15
PEER GROUP                                         100.00      122.36       61.94       58.44       63.26      61.16


                              EMPLOYMENT AGREEMENTS

     Douglas C. Collins. Buckhead has entered into an employment contract with Mr. Collins for a term which expires in July 2002. If the contract is terminated by Buckhead prior to the end of its term, other than for cause and within twelve months following a change-in-control (generally, acquisition of control of over 50% of the common stock or a change in a majority of the board of directors), Mr. Collins shall be entitled to the greater of his annual salary (as defined) payable through the end of his employment term and one-half of his annual salary for the rest of the year in which such termination occurs. If such event occurred as of January 1, 2002 Mr. Collins would be entitled to a payment of $218,674.

     If Mr. Collins terminates his contract between 90 and 120 days following a change-in-control or within 30 days following any demotion, diminution of responsibility or pay or forced relocation occurring within twelve months of a change-in-control, he shall be entitled to the lesser of his annual salary through the end of his employment term, and one-half of his annual salary for the year in which such termination occurs. If such event occurred as of January 1, 2002, Mr. Collins would be entitled to a payment of $187,435.

     If Mr. Collins' employment is otherwise terminated without cause before the expiration of his employment term, Buckhead must pay him an amount equal to his annual salary for the year in which such termination occurs. If such event occurred as of January 1, 2002, Mr. Collins would be entitled to a payment of $374,869.

     Robert B. Lee. Buckhead has entered into an employment contract with Mr. Lee for a term which expires in July 2002. If the contract is terminated by Buckhead prior to the end of its term, other than for cause and within twelve months following a change-in-control, Mr. Lee shall be entitled to the greater of his annual salary (as defined) payable through the end of his employment term and one-half of his annual salary for the rest of the year in which such termination occurs. If such event occurred as of January 1, 2002, Mr. Lee would be entitled to a payment of $100,494.

     If Mr. Lee terminates his contract between 90 and 120 days following a change-in-control or within 30 days following any demotion, diminution of responsibility or pay or forced relocation occurring within twelve months of a change-in-control, he shall be entitled to the lesser of his annual salary through the end of his employment term, and one-half of his annual salary for the year in which such termination occurs. If such event occurred as of January 1, 2002, Mr. Lee would be entitled to a payment of $86,138.

     If Mr. Lee's employment is otherwise terminated without cause before the expiration of his employment term, Buckhead must pay him an amount equal to his annual salary for the year in which such termination occurs. If such event occurred as of January 1, 2002, Mr. Lee would be entitled to a payment of $172,276.

BENEFIT PLANS

Employee Stock Option Plans

     Buckhead's Employee Stock Option Plans (the "Option Plans") provide for the grant of options to acquire a maximum of 520,000 shares of common stock. As of March 31, 2002, options for 61,333 shares had been exercised under the Option Plans, options for 310,000 shares were outstanding, and 148,667 shares remained available for issuance.

CERTAIN TRANSACTIONS

     In connection with the 1997 Lodge Keeper acquisition, Buckhead assumed a lease for office space in Prospect, Ohio. The lease requires annual rent payments of approximately $60,000 through 2006. Members of the immediate family of Mr. Devine, a former executive officer and director of Buckhead, own 50% of the lessor.

     Also in connection with the Lodge Keeper acquisition, Mr. Devine executed a $250,000 note payable to Buckhead for certain inventory and equipment which did not relate to Lodge Keeper's primary business. The note bore interest at 10% and was fully repaid in March, 2001.

     During 2001, 2000 and 1999, Mumford Company, Inc. earned aggregate brokerage commissions of $403,250, $210,875 and $63,000, respectively, relating to Buckhead's sale of hotel properties. Mr. Mumford, a director of Buckhead, is the President of Mumford Company, Inc.

     Buckhead has entered into various hotel lease agreements with an affiliate (the "Lessor") of Hotel-Motel Management Corporation, a former beneficial holder of more than 5 percent of the common stock. As of December 31, 2001, Buckhead had advanced the Lessor a total of $684,082 in lease deposits. Such deposits bear interest at 8%. Buckhead paid rent of $463,114 in 2001, $374,642 in 2000 and $220,049 in 1999 to the Lessor.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires Buckhead's executive officers and directors and persons who beneficially own more than 10% of Buckhead's stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish Buckhead with copies of all Section 16(a) forms they file.

     Based  solely on its review of copies of forms  received  by it pursuant to
Section 16(a) of the Exchange Act, or written representations from certain reporting persons, Buckhead believes that during 2001 all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with, except for Mr. William K. Stern and Mr. Steven A. Van Dyke, each of whom filed one late Form 4.

                 OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS
                         AND CERTAIN EXECUTIVE OFFICERS

     The following table sets forth certain information regarding the beneficial ownership of Buckhead's common stock as of March 31, 2002 by: (i) each person or group of affiliated persons known by Buckhead to be the beneficial owner of more than 5% of the outstanding common stock; (ii) the Named Executive Officers who beneficially own shares of Buckhead's common stock; (iii) each director and nominee for director of Buckhead; and (iv) all of Buckhead's executive officers and directors as a group. Except as otherwise indicated in the footnotes to this table, Buckhead believes that the persons named in this table have sole voting and investment power with respect to all the shares of common stock indicated.

                                                            BENEFICIAL OWNERSHIP
         BENEFICIAL OWNER                                   AS OF MARCH 31, 2002
                                                            --------------------
                                                            SHARES   PERCENTAGE
                                                            ------   ----------

         Bay Harbour Management L.C.(1)...............   1,213,502        47.2%
         Patrick W. Hopper, TTEE(2)...................     220,000        10.9%
         Hotel-Motel Management Corporation(3)........     137,700         6.8%
         Leon M. & Marsha C. Wagner(4)................     124,181         6.2%
         NY Motel Enterprises(5)......................     112,821         5.6%
         Douglas C. Collins(6)........................     129,108         6.1%
         Robert B. Lee(7).............................      73,308         3.5%
         William J. Selesky(8)........................       3,333          *
         David C. Glickman(9).........................      14,000          *
         David B. Mumford(10).........................      14,500          *
         William K. Stern(11).........................      62,000         3.0%
         Steven A. Van Dyke(1)........................   1,248,533        48.1%
         All officers, directors and nominees for
         directors as a group (7 persons)(12).........   1,537,774        54.1%

-----------------

* Represents beneficial ownership of less than 1%.

(1) The shares beneficially owned include 657,947 shares held by investment funds for which Bay Harbour Management L.C. ("Bay Harbour"), a registered investment advisor under the Investment Advisors Act of 1940, serves as investment advisor. Also includes an aggregate of 555,555 shares which may be acquired upon conversion of a convertible debenture held by investment funds managed by Bay Harbour. Mr. Steven A. Van Dyke is the majority stockholder, President and Chief Executive Officer of Bay Harbour, and may therefore be deemed to be the beneficial owner of the shares held by Bay Harbour. Mr. Van Dyke directly owns 10,031 shares and has the right to acquire an additional 25,000 shares within 60 days of the date of this proxy statement. The address of Bay Harbour Management L.C., is Suite 270, 777 South Harbour Island Boulevard, Tampa, FL 33602.
(2) The address of Patrick W. Hopper, TTEE is 2624 Pebblegold Avenue, Henderson, Nevada 89074.
(3) The address of Hotel-Motel Management Corporation is 1950 North Park Place, Building 200, Suite 201, Atlanta, GA 30339.
(4) Mr. Wagner holds 111,036 shares directly and Ms. Wagner, his spouse, holds 13,145 shares directly. The address of the Wagners is 8 Lincoln Woods, Purchase, NY 10577
(5) The address of NY Motel Enterprises is 440 West 57th Street, New York, NY 10019.
(6) Includes 7,008 shares beneficially held by DC Hospitality, Inc., which is 85% owned by Mr. Collins and 15% owned by Mr. Lee and 108,000 shares subject to options which are currently exercisable or which become exercisable within 60 days of the date of this proxy statement.
(7) Includes 7,008 shares beneficially held by DC Hospitality, Inc., which is 15% owned by Mr. Lee and 85% owned by Mr. Collins and 59,000 shares subject to options which are either currently exercisable or which become exercisable within 60 days of the date of this proxy statement.
(8) Consists of 3,333 shares subject to options which are either currently exercisable or which become exercisable within 60 days of the date of this proxy statement.

(9) Includes options to purchase 12,000 shares which are either currently exercisable or which become exercisable within 60 days of the date of this proxy statement.
(10) Includes options to purchase 12,000 shares which are either currently exercisable or which become exercisable within 60 days of the date of this proxy statement.
(11) Includes options to purchase 50,000 shares which are either currently exercisable or which become exercisable within 60 days of the date of this proxy statement.
(12) Includes options to purchase 269,333 shares which are currently exercisable or which become exercisable within 60 days of the date of this proxy statement. Also includes shares beneficially owned by Bay Harbour (See Note
     (1)) and DC Hospitality, Inc. (See Note (6)).


                         INDEPENDENT PUBLIC ACCOUNTANTS

     The accounting firm of KPMG LLP has been the independent certified public accountants of Buckhead since March 1993. Approval or selection of the independent certified public accountants of Buckhead is not submitted for a vote at the Annual Meeting of Stockholders. The Board of Directors of Buckhead has historically selected the independent certified public accountants of Buckhead, and the Board believes that it would be to the detriment of Buckhead and its stockholders for there to be any impediment such as selection or ratification by the stockholders to its exercising its judgment to remove Buckhead's independent certified public accountants if, in its opinion, such removal is in the best interest of Buckhead and its stockholders.

     It is anticipated that a representative from the accounting firm of KPMG LLP will be present at the annual meeting of Stockholders to answer appropriate questions and make a statement if the representative desires to do so.


                              STOCKHOLDER PROPOSALS

     Appropriate proposals of stockholders intended to be presented at Buckhead's 2003 Annual Meeting of Stockholders pursuant to Rule 14a-8 promulgated under the Exchange Act must be received by Buckhead by January 20, 2003 for inclusion in its proxy statement and form of proxy relating to that meeting. In addition, all stockholder proposals submitted outside of the stockholder proposal rules included in Rule 14a-8 promulgated under the Exchange Act must be received by Buckhead by April 5, 2003, in order to be considered timely. If such stockholder proposals are not timely received, proxy holders will have discretionary voting authority with regard to any such stockholder proposals which may come before the 2003 annual meeting. If the date of the next annual meeting is advanced or delayed by more than 30 calendar days from the date of the annual meeting to which this proxy statement relates, Buckhead shall, in a timely manner, inform its shareholders of the change, and the date by which proposals of shareholders must be received.

     UPON THE WRITTEN REQUEST OF ANY RECORD OR BENEFICIAL OWNER OF COMMON STOCK OF BUCKHEAD WHOSE PROXY WAS SOLICITED IN CONNECTION WITH THE 2002 ANNUAL MEETING OF SHAREHOLDERS, BUCKHEAD WILL FURNISH SUCH OWNER, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K WITHOUT EXHIBITS FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2001. REQUEST FOR A COPY OF SUCH ANNUAL REPORT ON FORM 10-K SHOULD BE ADDRESSED TO SECRETARY, BUCKHEAD AMERICA CORPORATION, 7000 CENTRAL PARKWAY, SUITE 850, ATLANTA, GEORGIA 30328.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO SIGN, COMPLETE, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, TO WHICH NO POSTAGE NEED BE AFFIXED.

                                    By Order of the Board of Directors

                                    /s/ Robert B. Lee

                                    ROBERT B. LEE
                                    Secretary

Dated:  May 17, 2002

                                     ANNEX 1

                                      PROXY
                          BUCKHEAD AMERICA CORPORATION
                              7000 CENTRAL PARKWAY
                                    SUITE 850
                             ATLANTA, GEORGIA 30328


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, revoking all prior proxies, hereby appoints Douglas C. Collins and Robert B. Lee, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of common stock of Buckhead America Corporation ("Buckhead") held of record by the undersigned on May 10, 2002, at the Annual Meeting of Stockholders to be held on June 20, 2002 or any adjournment thereof (the "Meeting").


     CONTINUED AND TO BE SIGNED ON REVERSE SIDE

BUCKHEAD AMERICA CORPORATION
C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940

Vote by Telephone                        Vote by Internet

It's fast, convenient, and immediate!    It's fast, convenient, and your
Call Toll-Free on a Touch-Tone Phone     vote is immediately confirmed and
1-877-PRX-VOTE (1-877-779-8683).         posted.

Follow these four easy steps:            Follow these four easy steps:

1.  Read the accompanying Proxy          1.  Read the accompanying Proxy
    Statement and Proxy Card.                Statement and Proxy Card.

2.  Call the toll-free number            2.  Go to the Website
    1-877-PRX-VOTE (1-877-779-8683.          http://www.eproxyvote.com/buck
                                             ------------------------------

3.  Enter your Voter Control Number      3.  Enter your Voter Control Number
    located on your Proxy Card above         located on your Proxy Card above
    your name.                               your name.

4.  Follow the recorded instructions.    4.  Follow the instructions provided.


Your vote is important!                   Your vote is important!
Call 1-877-PRX-VOTE anytime!              Go to http://www.eproxyvote.com/buck
                                          anytime!

    Do not return your Proxy Card if you are voting by Telephone or Internet

Proxies voted by Telephone or Internet must be received by 12:00 A.M. EDT - June 18, 2002

[X]  Please mark votes as in this example.

THE PROXIES SHALL VOTE AS SPECIFIED BY THE STOCKHOLDER, OR IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE LISTED PROPOSALS.

1.   ELECTION OF DIRECTORS

Nominees:  (01)  Douglas C.  Collins,  (02) David C.  Glickman,
           (03)  Robert B. Lee,        (04) David B.  Mumford  and
           (05)  Stephen A. Van Dyke

FOR ALL NOMINEES  [  ]                      [  ] WITHHELD FROM ALL NOMINEES

[  ] --------------------------------------
     For all nominees except as noted above

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT          [  ]

         IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

         (Stockholders should sign exactly as name appears on stock certificate. Where there is more than one owner each should sign. Executors,
         Administrators, Trustees and others signing in a representative capacity should so indicate.)


Signature:_______________________ Date:________ Signature:_______________________ Date:________




                                                                                     4913-PS-02